November 12, 2008 Supplement

SUPPLEMENT DATED NOVEMBER 12, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY SERIES FUNDS
MORGAN STANLEY ALTERNATIVE OPPORTUNITIES FUND (THE “FUND”)
Dated August 1, 2008

The Board of Trustees of Morgan Stanley Series Funds has approved the Fund’s ability to invest in exchange-traded funds (“ETFs”) and certain derivatives, including swaps and credit default swaps. The Fund may also invest in certain closed-end funds. Accordingly, the prospectus for the Fund is hereby supplemented as follows:

***

The discussion under “Principal Investment Strategies” is hereby deleted and replaced as follows:

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in a combination of funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Manager” or “MSIA”) or its affiliates as well as unaffiliated funds and exchange-traded funds or “ETFs” (collectively, the “Underlying Funds”), pursuant to a disciplined asset allocation process based upon fundamental and quantitative analysis.

Investment Approach.  Under normal market conditions, at least 80% of the Fund’s total assets will be allocated among the Underlying Funds that the Investment Manager considers to be invested in alternative or non-traditional asset classes. Alternative or non-traditional asset classes are those that, in the Investment Manager’s view, have low betas and correlation to traditional market exposures such as large capitalization equity or investment grade fixed income securities. Alternative or non-traditional asset classes may include, among others, real estate, emerging market debt and equity securities, foreign currency, commodities and senior loans. The Fund may also invest in swaps and other derivatives to gain exposure to alternative asset classes or for various hedging purposes.

Investment Process.  The Investment Manager will select the Underlying Funds included in the Fund’s portfolio at least quarterly using a quantitative asset allocation model as well as fundamental analysis. In allocating the Fund’s investments, the Investment Manager will first consider the results of a quantitative asset allocation model, which attempts to maximize risk adjusted returns and minimize beta and correlation to traditional market exposures. The model incorporates historical return information, investment objectives and strategies of the Underlying Funds and financial and economic factors designed to capture the risks and returns of the Underlying Funds. The results of the model will be presented to an investment committee consisting of the Underlying Funds’ portfolio managers and other investment professionals (the “Investment Committee”), which will incorporate its forecasts for each asset class and other macroeconomic factors. Based on the input of the Investment Committee, the Investment Manager may adjust the results of the quantitative model to increase or decrease exposure to one or more of the Underlying Funds. The Investment Committee will also monitor the Fund’s portfolio for the opportunistic use of derivatives to gain additional exposure to alternative asset classes.

The table below illustrates the allocation targets and ranges for the Underlying Funds in which the Fund currently intends to invest:

Fund Name	Investment Strategy	Allocation Range
Morgan Stanley Institutional Fund, Inc. – Global Real Estate Portfolio (Class I)	Under normal circumstances, at least 80% of the Underlying Fund’s assets (plus any borrowings for investment purposes) will be invested in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (“REOCs”), real estate investment trusts (“REITs”) and foreign real estate companies.	0 – 30%

Morgan Stanley Institutional Fund, Inc. – Emerging Markets Debt Portfolio (Class I)	Under normal circumstances, at least 80% of the Underlying Fund’s assets will be invested in debt securities of issuers located in emerging market countries.	0 – 30%

Morgan Stanley Institutional Fund, Inc. – Emerging Markets Portfolio (Class I)	Under normal circumstances, at least 80% of the Underlying Fund’s assets will be invested in equity securities of issuers located in emerging market countries.	0 – 30%

Morgan Stanley FX Series Funds – The Alpha Plus Strategy Portfolio (Class I)	Under normal conditions, at least 80% of the Underlying Fund’s assets will be exposed to foreign currency through currency forwards and other currency transactions.	0 – 30%

Morgan Stanley Series Funds – Commodities Alpha Fund (Class I)	Under normal conditions, the Underlying Fund’s assets primarily will be exposed to commodity-linked notes, commodity swaps and other commodity-linked derivative instruments, as well as fixed income securities and money market instruments.	0 – 30%

Morgan Stanley Prime Income Trust	At least 80% of the Underlying Fund’s assets will be invested in senior loans.	0 – 10%

Exchange-Traded and Closed-end Funds	The Investment Manager may use a variety of ETFs and closed-end funds to gain additional exposure to the various alternative asset classes listed in this Prospectus.	0 – 20%

These allocation targets and ranges are subject to change based upon the determination of the Investment Manager in accordance with the Fund’s investment strategy. The particular Underlying Funds in which the Fund may invest and the extent of investment in an Underlying Fund may be changed from time to time without notice to shareholders. More information about the Underlying Funds held by the Fund may be found in the Fund’s annual and semi-annual reports to shareholders, which are available on the Fund’s Internet site (www.morganstanley.com/msim) or on the EDGAR data base on the Internet site of the Securities and Exchange Commission (“SEC”) (www.sec.gov). In addition, the complete Underlying Fund holdings of the Fund are posted on a quarterly basis on the Fund’s Internet site. To obtain more Information about the Fund’s Underlying Fund holdings, call your Financial Advisor or visit our Internet site at www.morganstanley.com/msim.

***

The discussion under “Principal Risks — Derivatives and Other Investments” is hereby deleted and replaced as follows:

Derivatives and Other Investments.  The Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

The Fund may enter into swap transactions to gain exposure to alternative asset classes. Swaps are contracts in which the Fund agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or individual securities. The Fund may enter into credit default swap contracts to gain exposure to alternative asset classes. When the Fund is a buyer of a credit default swap contract, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

The primary risks of investing in derivatives are: (i) changes in the market value of securities held by the Fund, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Fund to sell a derivative, which could result in difficulty closing a position and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Fund may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Fund may invest in certain derivatives that require the Fund to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Fund to lose flexibility in managing its investments properly, responding to shareholder redemption requests or meeting other obligations. If the Fund is in that position, it could be forced to sell other securities that it wanted to retain.

***

The following discussion is hereby added as the fifth paragraph under “Principal Risks”:

“ETFs”.  Shares of exchange-traded funds have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying investments rises and falls. The market value of their shares may differ from the net asset value of the underlying investments. If the Fund invests in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF’s expenses. Certain ETFs involve leverage which may magnify the gains or losses realized from their underlying investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MAOSPT